UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2018

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01	Other Events

As previously disclosed, on July 5, 2018, CPI Aerostructures, Inc. (the “Company”) filed a complaint in the Supreme Court of the State of New York, County of New York, against Air Industries Group (“Air Industries”) relating to the Stock Purchase Agreement dated as of March 21, 2018 (the “Agreement”) between the Company and Air Industries. Pursuant to the Agreement, Air Industries committed to sell to the Company all of the shares of capital stock of its subsidiary, Welding Metallurgy, Inc. (“WMI”). The complaint alleges that Air Industries willfully breached its contractual obligation to provide financial information required to fulfill key conditions for closing under the Agreement. The Company seeks, among other things, an order of specific performance requiring Air Industries to comply with its obligations under the Agreement, monetary damages, and attorneys’ fees and costs.

On July 30, 2018, Air Industries filed its answer and counterclaims. Air Industries denies the allegations made by the Company in the complaint and alleges that the Company breached the Agreement and the covenant of good faith and fair dealing. Air Industries seeks a declaration that the Agreement has terminated, along with monetary damages, attorneys’ fees, and costs. The Company believes Air Industries’ counterclaims are without merit and intends to vigorously defend against such counterclaims and pursue the claims in the complaint.

On July 31, 2018, the Company filed a motion for preliminary injunction against Air Industries. The motion argues that the failure by Air Industries to provide financial data and other information necessary to close the transaction contemplated by the Agreement will cause irreparable injury to the Company. The Company therefore seeks an order directing Air Industries to furnish the Company with all previously requested financial, operating, and other data and information relating to WMI.

The information contained in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2018	CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer